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                                                                   EXHIBIT 23.02

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the inclusion in Amendment No. 1 this Registration Statement on Form SB-2 of our report dated February 18, 1997, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1996 and to the reference to our firm under the caption "Experts" in the prospectus.




                               Rosenberg Rich Baker Berman & Company



Maplewood, New Jersey
November 16, 1998